UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006 (September 29, 2006)

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE		32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

New BlackRock, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements

The information set forth under Item 2.03 below is incorporated herein by reference.

The forms of Stock Option Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement, and Directors’ Restricted Stock Unit Agreement that the registrant intends to use to make such respective types of grants under the BlackRock, Inc. 1999 Stock Award and Incentive Plan are attached hereto as Exhibits 10.5, 10.6, 10.7, and 10.8, respectively, and incorporated herein by reference. The information set forth in Item 5.02 with respect to the employment arrangements with Robert C. Doll is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 29, 2006, pursuant to the terms and subject to the conditions set forth in the Transaction Agreement and Plan of Merger (the “Transaction Agreement”), dated as of February 15, 2006, by and among the registrant (formerly known as New Boise, Inc.), BlackRock Merger Sub., Inc. (formerly known as Boise Merger Sub, Inc. “Merger Sub”), BlackRock Holdco 2, Inc. (formerly known as BlackRock, Inc., “Old BlackRock”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), Merger Sub merged with and into Old BlackRock, with Old BlackRock surviving as a wholly-owned subsidiary of the registrant (the “Merger”), and Merrill Lynch contributed the entities and assets that constitute its investment management business (the “MLIM Business”) to the registrant, via a capital contribution (the “Merrill Contribution”). Subsequent to the Merger, the registrant changed its name to BlackRock, Inc.

At the effective time of the transactions, in consideration for the Merger, the holder of each share of issued and outstanding Old BlackRock class A common stock and class B common stock received one share of common stock, par value $0.01 per share, of the registrant (“Common Stock”), and, in consideration for the Merrill Contribution, Merrill Lynch received 65 million shares of capital stock of the registrant, which was divided between 52,395,082 shares of Common Stock and 12,604,918 shares of series A non-voting participating preferred stock of the registrant (collectively, the “Merrill Consideration”).

The issuance of the registrant’s Common Stock pursuant to the Merger was registered under the Securities Act of 1933, as amended, pursuant to the registrant’s registration statement on Form S-4 (File No. 333-134916) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on August 18, 2006. The definitive proxy statement/prospectus dated August 23, 2006 that forms a part of the Registration Statement (the “Proxy Statement/Prospectus”) contains additional information about the Merger and the other transactions contemplated by the Transaction Agreement, including information concerning the interests of directors, executive officers and affiliates of the registrant and Merrill Lynch in the Merger.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the registrant’s Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. The registrant’s Common Stock has been approved for listing on the New York Stock Exchange, and began trading under the symbol “BLK” on September 29, 2006.

Old BlackRock class A common stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange. Old BlackRock will file a Form 15 with the SEC to terminate the registration under Section 12 of the Exchange Act of the Old BlackRock class A common stock.

On October 2, 2006, the registrant issued a press release announcing the completion of the Merger and the other transactions contemplated by the Transaction Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 29, 2006, in connection with the transactions described above under Item 2.01, the registrant entered into the First Supplemental Indenture (the “Supplemental Indenture”) with Old BlackRock and JPMorgan Chase Bank, N.A., as trustee, pursuant to which the registrant agreed to become a co-obligor to the obligations of Old BlackRock under the Indenture, dated as of February 23, 2005 (the “Indenture”), between Old BlackRock and JPMorgan Chase Bank, N.A., as trustee, relating to the 2.625% Convertible Debentures due 2035 (the “Debentures”). The Supplemental Indenture also provides that upon conversion of any Debentures, the holders thereof shall receive Common Stock of the registrant in lieu of class A common stock of Old BlackRock. The Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.

As of October 5, 2006, the current outstanding principal amount of indebtedness under the Indenture is $250,000,000. The terms of the Indenture, as supplemented, provide that the Debentures will bear interest at a rate of 2.625% per annum. Prior to February 15, 2009, the Debentures will be convertible, only under certain conditions, at the option of the holder into cash and, in certain circumstances, shares of the registrant’s Common Stock at a conversion rate of 9.7540 shares of Common Stock per $1,000 principal amount of Debentures as of September 29, 2006, subject to adjustments. On and after February 15, 2009, the Debentures will be convertible at any time prior to maturity at the option of the holder into cash and, in certain circumstances, shares of Common Stock at the above conversion rate, subject to adjustments.

Beginning February 20, 2010, any of the Debentures may be redeemed at a redemption price of 100% of their principal amount, plus accrued and unpaid interest, including contingent interest and accrued and unpaid liquidated damages, if any. Holders may require that the Debentures be repurchased at a price equal to 100% of their principal amount plus accrued and unpaid interest, including contingent interest and accrued and unpaid liquidated damages, if any, on February 15, 2010, 2015, 2020, 2025 and 2030, or at any time prior to their maturity upon the occurrence of certain events. The Debentures are senior unsecured debt of both Old BlackRock and the registrant and rank pari passu in right of payment with all existing and any future senior unsecured indebtedness of Old BlackRock and the registrant and are senior in right of payment to any future subordinated indebtedness of Old BlackRock and the registrant. Certain initial purchasers of the Debentures and their direct and indirect transferees are entitled to the benefits of a registration rights agreement dated February 23, 2005. Under the registration rights agreement, the registrant will file a registration statement to cover the resale of the Debentures and the shares of Common Stock issuable upon conversion of the Debentures.

The Indenture is subject to customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, acceleration of certain other indebtedness, and certain events of bankruptcy and insolvency. Events of default under the Indenture arising from certain events of bankruptcy or insolvency will automatically cause the acceleration of the amounts due under the Debentures. If any other event of default under the Indenture occurs and is continuing, the Trustee (as defined in the Indenture) or the holders of at least 25% in aggregate principal amount of the then outstanding Debentures may declare the acceleration of the amounts due under the Debentures.

The Trustee and its affiliates have provided, or may in the future provide, banking and other services to us in the ordinary course of business.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 2.01 above is incorporated herein by reference. The description of the transactions pursuant to which Merrill Lynch received the Merrill Consideration described under the headings “Summary,” “The Transactions” and “Transaction Agreement and Plan of Merger” in the Proxy Statement/Prospectus is incorporated herein by reference.

The issuance of the Merrill Consideration is exempt from the registration requirement of the Securities Act of 1933 by virtue of Section 4(2) because the transaction did not involve a public offering.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under Items 2.01 above and 5.03 below are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the transactions described above under Item 2.01, effective September 29, 2006, each of Robert C. Doll, Gregory J. Fleming, Robert S. Kapito, Sir Deryck Maughan and E. Stanley O’Neal was elected to the registrant’s board of directors. Sir Deryck will serve on the Management Development and Compensation Committee. Mr. Fleming will serve on the Executive Committee.

Sir Deryck Maughan (age 58) is a Managing Director of Kohlberg Kravis Roberts and Chairman of KKR Asia. Previously, he served as Vice Chairman of Citigroup (1998-2004), Chairman and Chief Executive Officer of Salomon Brothers (1992-1997) and Chairman and Chief Executive Officer of Salomon Brothers Asia (1986-1991). He also was Vice Chairman of the New York Stock Exchange (1996-2000) and Chairman of the US-Japan Business Council (2002-2004). Prior to joining Salomon Brothers in 1983, he worked at Goldman Sachs (1979-1983). He served in H.M. Treasury (UK Economics and Finance Ministry) from 1969 to 1979. He also currently serves as a Director of GlaxoSmithKline and Reuters.

The registrant and its affiliates and Merrill Lynch and its affiliates have had a variety of brokerage and other dealings since January 1, 2006. The registrant estimates that in the first six months of 2006, the registrant had revenues of approximately $18.2 million and expenses of approximately $6.2 million related to such transactions. The amount and type of these transactions are expected to increase significantly in the remainder of 2006 and thereafter as a result of the completion of the transactions described above under Item 2.01.

The information with respect to Messrs. Doll, Fleming, Kapito and O’Neal described under the heading “Board of Directors and Management of New BlackRock Following Completion of the Transactions” in the Proxy Statement/Prospectus is incorporated herein by reference. Mr. Doll’s employment arrangements with the registrant provide for a base salary of $400,000 and discretionary bonuses and incentive compensation based on a number of performance criteria. Total compensation, including base salary earned at Merrill Lynch, is to be at least $10,750,000 in each of 2006 and 2007 and discretionary thereafter. His arrangements also provide that, subject to approval by the Management Development and Compensation Committee, Mr. Doll will be granted an equity award with an initial value of $15,000,000 with vesting after five years from closing of the transactions. A copy of the letter confirming these arrangements is attached hereto as Exhibit 10.9.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the transactions described in Item 2.01 above, the registrant amended and restated in their entirety its certificate of incorporation and bylaws substantially in the form included in the Proxy Statement/Prospectus as Annexes D and E (together with technical and conforming amendments thereto). The description of the amended and restated certificate of incorporation and bylaws contained in the Proxy Statement/Prospectus is incorporated herein by reference. The registrant’s Amended and

Restated Certificate of Incorporation and Amended and Restated Bylaws and the Certificate of Designations of the registrant’s Series A Convertible Participating Preferred Stock are attached hereto as Exhibits 3.1, 3.2, and 3.3 respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) and (b)

Financial Statements required to be filed by this item, will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Form 8-K is required to be filed.

	(d)	Exhibits

2.1		Transaction Agreement and Plan of Merger, dated as of February 15, 2006, by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc. (incorporated by Reference to Exhibit 2.1 to Old BlackRock’s Current Report on Form 8-K (Commission File No. 001-15305) filed on February 22, 2006)

3.1		Amended and Restated Certificate of Incorporation of the registrant

3.2		Amended and Restated Bylaws of the registrant

3.3		Certificate of Designations of Series A Convertible Participating Preferred Stock of the registrant

4.1		Indenture, dated February 23, 2005 between Old BlackRock and JPMorgan Chase Bank, N.A., as trustee (incorporated by Reference to Old BlackRock’s Annual Report on Form 10-K (Commission File No. 001- 15305) for the year ended December 31, 2004)

4.2		First Supplemental Indenture, dated September 29, 2006

10.1		Implementation and Stockholder Agreement, dated as of February 15, 2006, among The PNC Financial Services Group, Inc., New Boise, Inc. and BlackRock, Inc. (incorporated by Reference to Exhibit 10.1 to Old BlackRock’s Current Report on Form 8-K (Commission File No. 001- 15305) filed on February 22, 2006)

10.2		Stockholder Agreement, dated as of February 15, 2006, between Merrill Lynch & Co., Inc. and New Boise, Inc. (incorporated by Reference to Exhibit 10.2 to Old BlackRock’s Current Report on Form 8-K (Commission File No. 001-15305) filed on February 22, 2006)

10.3	First Amendment, dated as of February 15, 2006, to the Share Surrender Agreement, dated as of October 10, 2002, among PNC Bancorp, Inc., The PNC Financial Services Group, Inc. and BlackRock, Inc. (incorporated by Reference to Exhibit 10.3 to Old BlackRock’s Current Report on Form 8- K (Commission File No. 001-15305) filed on February 22, 2006)

10.4	Registration Rights Agreement, dated as of September 29, 2006, by and among BlackRock, Inc., Merrill Lynch & Co., Inc., and The PNC Financial Service Group, Inc. (incorporated by Reference to Exhibit 4.6 to Old BlackRock’s Registration Statement on Form S-8 (Commission File No. 333-137708) filed on September 29, 2006)

10.5	Form of Stock Option Agreement expected to be used in connection with future grants of Stock Options under the BlackRock, Inc. 1999 Stock Award and Incentive Plan

10.6	Form of Restricted Stock Agreement expected to be used in connection with future grants of Restricted Stock under the BlackRock, Inc. 1999 Stock Award and Incentive Plan

10.7	Form of Restricted Stock Unit Agreement expected to be used in connection with future grants of Restricted Stock under the BlackRock, Inc. 1999 Stock Award and Incentive Plan

10.8	Form of Directors’ Restricted Stock Unit Agreement expected to be used in connection with future grants of Stock Options under the BlackRock, Inc. 1999 Stock Award and Incentive Plan

10.9	Letter to Robert C. Doll

99.1	Press Release, dated October 2, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Robert P. Connolly
Date: October 5, 2006		Robert P. Connolly
Managing Director,
General Counsel and Secretary

EXHIBIT INDEX

2.1	Transaction Agreement and Plan of Merger, dated as of February 15, 2006, by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc. (incorporated by Reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K (Commission File No. 001-15305) filed on February 22, 2006)

3.1	Amended and Restated Certificate of Incorporation of the registrant

3.2	Amended and Restated Bylaws of the registrant

3.3	Certificate of Designations of Series A Convertible Participating Preferred Stock of the registrant

4.1	First Supplemental Indenture, dated September 29, 2006

10.1	Implementation and Stockholder Agreement, dated as of February 15, 2006, among The PNC Financial Services Group, Inc., New Boise, Inc. and BlackRock, Inc. (incorporated by Reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (Commission File No. 001- 15305) filed on February 22, 2006)

10.2	Stockholder Agreement, dated as of February 15, 2006, between Merrill Lynch & Co., Inc. and New Boise, Inc. (incorporated by Reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (Commission File No. 001-15305) filed on February 22, 2006)

10.3	First Amendment, dated as of February 15, 2006, to the Share Surrender Agreement, dated as of October 10, 2002, among PNC Bancorp, Inc., The PNC Financial Services Group, Inc. and BlackRock, Inc. (incorporated by Reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (Commission File No. 001-15305) filed on February 22, 2006)

10.4	Registration Rights Agreement, dated as of September 29, 2006, by and among BlackRock, Inc., Merrill Lynch & Co., Inc., and The PNC Financial Service Group, Inc. (incorporated by Reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-8 (Commission File No. 333-137708) filed on September 29, 2006)

10.5	Form of Stock Option Agreement expected to be used in connection with future grants of Stock Options under the BlackRock, Inc. 1999 Stock Award and Incentive Plan

10.6	Form of Restricted Stock Agreement expected to be used in connection with future grants of Restricted Stock under the BlackRock, Inc. 1999 Stock Award and Incentive Plan

10.7	Form of Restricted Stock Unit Agreement expected to be used in connection with future grants of Restricted Stock under the BlackRock, Inc. 1999 Stock Award and Incentive Plan

10.8	Form of Directors’ Restricted Stock Unit Agreement expected to be used in connection with future grants of Stock Options under the BlackRock, Inc. 1999 Stock Award and Incentive Plan

10.9	Letter to Robert C. Doll

99.1	Press Release, dated October 2, 2006